When Recorded, Mail to:
Burch & Cracchiolo
Attn: Dan Cracchiolo
702 E. Osborn Road, Suite 200
Phoenix, Arizona  85011


                    ASSIGNMENT OF BENEFICIAL INTEREST UNDER
                PROMISSORY NOTE, DEED OF TRUST AND TITLE POLICY

         FOR VALUE RECEIVED, the undersigned Beneficiary hereby assigns and transfers to Daniel Cracchiolo as Personal Representative of the Estate of Ethel Steele ("Assignee"), all beneficial interest under that certain Deed of Trust dated May 31, 1994, executed by Cheney Manor, L.L.C. as Trustor, to United Title Agency of Arizona, Inc., an Arizona corporation, as Trustee, and recorded June 6, 1994 at Instrument No. 94-0449034, at the office of the Maricopa County, Arizona Recorder, together with the Promissory Note described or referred to in said Deed of Trust, all sums including interest, due or to become due thereunder, and all rights thereunder. Beneficiary obtained its interest in said Deed of Trust and Promissory Note pursuant to that certain Assignment of Beneficial Interest under Promissory Note and Deed of Trust dated May 31, 1994 executed by Paradise Valley-Bethel Partnership, an Arizona general partnership, and recorded June 6, 1994 at Instrument No. 94-0449035, at the office of the Maricopa County, Arizona Recorder. The undersigned Beneficiary also assigns its interest in that certain Preliminary Title Report #420084-7 and agrees to take any and all action necessary to cause the title company to issue the standard mortgagee's policy with an endorsement in favor of Assignee.

         IN WITNESS WHEREOF, undersigned Beneficiary has signed this instrument on June 17, 1994.

                                       Genesis Investment Group, Inc., an
                                       Arizona corporation (Beneficiary)

                                       By:  Joseph P. Martori
                                          -------------------------------
                                       Its:   President
                                          -------------------------------

STATE OF ARIZONA    )
                    )  ss.
County of Maricopa  )

         The foregoing instrument was acknowledged before me this 17th day of June, 1994, Joseph P. Martori, as President of Genesis Investment Group, Inc., an Arizona corporation, on behalf of the corporation.


                                                 Michelle C. Lemieux
                                            ------------------------------
                                                 Notary Public

My Commission Expires:
   April 11, 1997
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